Exhibit 32.1*
CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned Chief Executive Officer of Boston Private Financial Holdings, Inc. (the “Company”) hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CLAYTON G. DEUTSCH
Clayton G. Deutsch Chief Executive Officer and President
Date: May 7, 2014

*     This certification shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.